UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 11, 2021

Commission file number: 000-03134
PARK-OHIO HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Ohio			34-1867219
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

6065 Parkland Boulevard,	Cleveland,	Ohio	44124
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (440) 947-2000

Not applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	PKOH	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 11, 2021, Matthew V. Crawford, a current member of the board of directors (the “Board of Directors”) of Park-Ohio Holdings Corp. (“Holdings”) and one of the three members of the Board of Directors whose terms expire at Holdings’ 2022 annual meeting of shareholders (the “2022 Class”), resigned as a member of the 2022 Class. On the same date, the Board of Directors elected Mr. M. Crawford to serve as a member of its class of directors whose terms expire at Holdings’ 2021 annual meeting of shareholders.
On March 11, 2021, the Board of Directors elected Edward F. Crawford as a member of the Board of Directors in the 2022 Class, effective April 1, 2021. Additionally, effective April 1, 2021, Mr. E. Crawford was elected to the board of directors of Holdings' principal operating subsidiary, Park-Ohio Industries, Inc. Mr. E. Crawford returns to the Board of Directors after serving nearly two years as the U.S. Ambassador to Ireland. Mr. E. Crawford is the father of Mr. M. Crawford.
As a non-employee director, Mr. E. Crawford will receive compensation in the same manner as Holdings' other non-employee directors, which compensation was previously disclosed in its definitive proxy statement on Schedule 14A, filed with the Securities Exchange Commission on April 29, 2020.
Through companies owned by Mr. E. Crawford, we lease a 125,000 square foot facility in Huntington, Indiana at a monthly rent of $17,781 and a 60,450 square foot building we use as our corporate headquarters in Mayfield Heights, Ohio at a monthly rent of $72,036.Through a company owned by Messrs. E. Crawford and M. Crawford, we lease an airplane for company use. The lease has a three-year term and with annual lease payments of $812,500 for up to 125 flight hours per year. Mr. E. Crawford is a significant shareholder of Crawford United Corporation (“Crawford United”). During the fiscal year ended December 31, 2020, subsidiaries of Crawford United purchased various products from our subsidiaries in the ordinary course of business in the aggregate amount of $1,629,536.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp.
(Registrant)

Dated:	March 12, 2021	/s/ Robert D. Vilsack
Robert D. Vilsack
Chief Legal Officer

4